American Beacon Mid-Cap Value Fund

Supplement dated April 30, 2015
to the
Prospectuses dated February 27, 2015
The information below supplements the Prospectuses dated February 27, 2015 and is in addition to any other supplement(s):
On March 8, 2015, the American Beacon Funds' Board of Trustees approved the termination of LMCG Investments Group, LLC ("LMCG") and the appointment of WEDGE Capital Management, L.L.P. ("WEDGE") as a sub-advisor to the American Beacon Mid-Cap Value Fund. WEDGE is expected to begin managing certain assets of the Fund on or about May 8, 2015.

In the "Fund Summaries - American Beacon Mid-Cap Value Fund" section , the sixth paragraph under "Principal Investment Strategies" is deleted and replaced with the following:

The third sub-advisor, which is expected to begin managing certain assets of the Fund on or about May 8, 2015. is primarily focused on identifying unrecognized value among what it believes are high quality, market-leading companies, with a defendable competitive advantage, and market capitalization between $1 billion and $20 billion.  The sub-advisor focuses on companies that meet initial value and financial quality parameters and employs what the sub-advisor believes to be comprehensive, qualitative and quantitative analysis to identify stocks that, in the sub-advisor's opinion, have unrecognized value. Areas of emphasis include independent earnings forecasts and financial statement analysis, an evaluation of free cash flow generation and return on invested capital, absolute and relative valuations, industry analysis and competitive positioning, and management capabilities and incentives. Secondarily, the sub-advisor seeks to add incremental value by overweighting or underweighting specific sectors of the market, based on the firm's perception of broader industry and economic factors, as well as company specific fundamentals.

In the "Fund Summaries - American Beacon Mid-Cap Value Fund - Management" section, under "Sub-Advisors", WEDGE Capital Management, L.L.P., is inserted after Pzena Investment Management, LLC and the information related to LMCG is deleted.

In the "Fund Summaries - American Beacon Mid-Cap Value Fund - Management" section, under "Portfolio Managers", the following is inserted after Pzena Investment Management, LLC and the information related to LMCG's portfolio managers is deleted.

WEDGE Capital Management, L.L.P.

Paul VeZolles
General Partner Since 2015

Brian Pratt
Senior Equity Analyst Since 2015

John Carr
Executive Vice President
Since 2015
Richard Wells
Executive Vice President Since 2015

In the "Additional Information About the Funds- Additional Information About the Multi-Manager Strategy" section, the disclosure under "American Beacon Mid-Cap Value Fund" is deleted and replaced with the following:

The Fund's assets are allocated among the following investment sub-advisors:

•	Barrow, Hanley, Mewhinney & Strauss, LLC

•	Pzena Investment Management, LLC

•	WEDGE Capital Management, L.L.P.

In the "Fund Management - The Sub-Advisors", the following paragraphs are inserted after the description of The Boston Company Asset Management, LLC and the description of LMCG is deleted:

WEDGE CAPITAL MANAGEMENT, L.L.P. ("WEDGE"), 301 South College Street, #2920, Charlotte, NC 28202, is an investment management company with assets under management of $11.6 billion as of December 31, 2014.  WEDGE was founded in 1984, in Charlotte, North Carolina by a group of investment professionals who had previously managed the common trust funds of a local, nationally oriented bank. Initially, venture capital funding was provided by the WEDGE International Group of Houston, Texas. In 1989, the firm's founders purchased the venture capital position and WEDGE has been independently owned since that time. The firm is currently owned and operated by eight active General Partners.  WEDGE serves as a sub-advisor to the American Beacon Mid-Cap Value Fund.

Paul VeZolles, CFA, General Partner, has twenty-nine years of investment experience and is responsible for equity research on companies with market capitalizations between $250 million and $20 billion.  Prior to joining WEDGE in 1995, Mr. VeZolles was an Equity Analyst at Palley-Needelman Asset Management in Newport Beach, California, and an Equity Analyst with CMB Investment Counselors in Los Angeles.  He is a member of the firm's Investment Policy Committee.

Brian Pratt, CFA, Senior Equity Analyst, has seven years of investment experience and is responsible for equity research on companies with market capitalizations between $1 and $20 billion.  Prior to joining WEDGE in 2007, Mr. Pratt worked as a litigation consultant with Tucker Alan and Navigant Consulting, providing financial and accounting advisory services in large commercial disputes.  He is a member of the firm's Investment Policy Committee.

John Carr, Executive Vice President, has twenty-one years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 2011, Mr. Carr was a Partner and Senior Vice President at Callan Associates where he managed the southern region from the Atlanta office from 2006 to 2011. He has former portfolio management experience with INVESCO Institutional and Trusco Capital Management.

Richard Wells, Executive Vice President, has thirty-one years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 2011, Mr. Wells was a Partner and Director of National Sales with DePrince, Race & Zollo, Inc., in Winter Park, Florida from 1998 to 2011. He was formerly associated with PaineWebber, Incorporated, Salomon Brothers, and the First Boston Company.

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